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Exhibit 10(ccc)

AMENDMENT NUMBER ONE
TO
SUPERIOR TELECOM INC.
STOCK COMPENSATION PLAN
FOR NON-EMPLOYEE DIRECTORS
(AMENDED AND RESTATED EFFECTIVE AS OF JULY 1, 2001)

        WHEREAS, Superior TeleCom Inc. (the "Company") maintains the Superior TeleCom Inc. Stock Compensation Plan for Non-Employee Directors (Amended and Restated Effective as of July 1, 2001) (the "Plan");

        WHEREAS, pursuant to Article X of the Plan, the Board of Directors of the Company (the "Board") may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan; and

        WHEREAS, the Board desires to amend the Plan, effective as of January 1, 2003.

        NOW, THEREFORE, pursuant to Article X of the Plan, the Plan is hereby amended, effective as of January 1, 2003, as follows:

        1.    Section 5.1(a) of the Plan is amended by adding the following language at the end thereof to read as follows:

    "Notwithstanding the foregoing, effective as of January 1, 2003, the Company shall not pay any portion of a Non-Employee Director's Retainer Fees in the form of Deferred Stock or Stock Options and the Non- Employee Director shall not be permitted to elect to receive payment of any portion of Retainer Fees in the form of Deferred Stock or Stock Options."

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  Exhibit 10(ccc)